UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri 63043 (Address of principal executive offices) (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Item 8.01

On August 21, 2015, the Chairman of the Board of Directors and two additional independent Directors purchased 34,800 shares of SunEdison ("the Company”) common stock.  As filed earlier today on Form 4, Statement of Changes in Beneficial Ownership for the Company, Mr. Emmanuel Hernandez, the Chairman of the Board of Directors and independent director, purchased 20,000 shares, Mr. Peter Blackmore, independent director, purchased 8,700 shares and Mr. Clayton C. Daley, Jr., independent director, purchased 6,100 shares of the Company’s common stock on the open market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2015
SUNEDISON, INC.

By:/s/ Martin H. Truong___________
Name: Martin H. Truong
Title: Senior Vice President, General Counsel and Corporate Secretary

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